CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use of our reports dated January 28, 1999 on the financial statements for the year ended December 31, 1998 and financial highlights for each of the four years in the period ended December 31, 1998 of the Foreign Equity Series, the Emerging Markets Series and the Emerging Fixed Income Market Series of Templeton Institutional Funds, Inc. referred to in Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, File No. 33-35779, as filed with the Securities and Exchange Commission.

                                                /s/MCGLADREY & PULLEN, LLP

New York, New York
April 24, 2000


PAGE

                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series

We have audited the accompanying statement of changes in net assets for the year ended December 31, 1998 and financial highlights for the year ended December 31 1998 and the period from June 4, 1997 (commencement of operations) to December 31, 1997 , of the Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. This financial statement and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets and financial highlights of the Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. for the periods indicated, in conformity with generally accepted accounting principles.

                                              /s/MCGLADREY & PULLEN, LLP

New York, New York
January 28, 1999


PAGE


                          INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Foreign Equity Series

We have audited the accompanying statement of changes in net assets for the year ended December 31, 1998 and financial highlights for each of the four years in the period ended December 31 1998, of the Foreign Equity Series of Templeton Institutional Funds, Inc. This financial statement and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets and financial highlights of the Foreign Equity Series of Templeton Institutional Funds, Inc. for the periods indicated, in conformity with generally accepted accounting principles.

                                             /s/MCGLADREY & PULLEN, LLP

New York, New York
January 28, 1999


PAGE



                          INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Emerging Markets Series

We have audited the accompanying statement of changes in net assets for the year ended December 31, 1998 and financial highlights for each of the four years in the period ended December 31 1998, of the Emerging Markets Series of Templeton Institutional Funds, Inc. This financial statement and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets and financial highlights of the Emerging Markets Series of Templeton Institutional Funds, Inc. for the periods indicated, in conformity with generally accepted accounting principles.

                                            /s/MCGLADREY & PULLEN, LLP

New York, New York
January 28, 1999